Filed Pursuant to Rule 497(e)
1933 Act File No. 33-24041
1940 Act File No. 811-5646

NEW CENTURY PORTFOLIOS
ON BEHALF OF THE NEW CENTURY BALANCED PORTFOLIO

SUPPLEMENT DATED MAY 1, 2014
TO THE
PROSPECTUS DATED MARCH 1, 2014 AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED MARCH 1, 2014

On April 25, 2014, the New Century Portfolios’ Board of Trustees unanimously approved an amendment to the investment advisory agreement (the “Agreement”), dated August 31, 2005, by and between New Century Portfolios (the “Trust”), on behalf of the New Century Balanced Portfolio (the “Portfolio”) and Weston Financial Group, Inc. (the “Investment Adviser”).  The Amendment is effective May 1, 2014.  The Amendment reduces the advisory fee breakpoint schedule, and therefore will reduce the cost of advisory services to the Portfolio.  Such reduction will not result in any loss of services to the Portfolio or its shareholders.

In the “WHO MANAGES THE PORTFOLIOS – The Investment Adviser” section of the Prospectus, the sentence that reads “For its services to the Capital, Balanced, and International Portfolios, the Adviser receives a fee, computed daily and payable monthly, at the annualized rate of 1.00% of each Portfolio’s average daily net assets for the first $100 million in assets and 0.75% of the net assets exceeding that amount” is hereby replaced by the following:

For its services to the Capital and International Portfolios, the Adviser receives a fee, computed daily and payable monthly, at the annualized rate of 1.00% of each Portfolio’s average daily net assets for the first $100 million in assets and 0.75% of the net assets exceeding that amount.  For its services to the Balanced Portfolio, the Adviser receives a fee, computed daily and payable monthly, at the annualized rate of 1.00% on the Portfolio’s average daily net assets for the first $50 million in assets and 0.75% on the net assets exceeding that amount.

In the “Investment Adviser” section of the SAI, the sentence that reads “For its services as Investment Adviser to the New Century Capital, New Century Balanced, and New Century International Portfolios, the Adviser receives a monthly fee from each Portfolio, at the annualized rate of 1.00% of each Portfolio’s average daily net assets for the first $100 million in assets and 0.75% of the assets exceeding that amount” is replaced by the following:

For its services as Investment Adviser to the New Century Capital and New Century International Portfolios, the Adviser receives a monthly fee from each Portfolio, at the annualized rate of 1.00% of each Portfolio’s average daily net assets for the first $100 million in assets and 0.75% of the assets exceeding that amount.  For its services as Investment Adviser to the New Century Balanced Portfolio, the Adviser receives a monthly fee from the Portfolio, at the annualized rate of 1.00% on the Portfolio’s average daily net assets for the first $50 million in assets and 0.75% on the assets exceeding that amount.

PLEASE RETAIN FOR FUTURE REFERENCE